UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                         June 28, 2011

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

001-31737	Gulf Power Company (A Florida Corporation) One Energy Place Pensacola, Florida 32520 (850) 444-6111	59-0276810

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Southern Company as sole common shareholder of Gulf Power Company (“Gulf Power”) elected, by written consent effective June 28, 2011, the board of directors of Gulf Power.
The directors elected by such written consent are as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Mark A. Crosswhite	4,142,717	0	0
Allan G. Bense	4,142,717	0	0
Deborah H. Calder	4,142,717	0	0
William C. Cramer, Jr.	4,142,717	0	0
J. Mort O’Sullivan, III	4,142,717	0	0
William A. Pullum	4,142,717	0	0
Winston E. Scott	4,142,717	0	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2011	GULF POWER COMPANY By /s/Melissa K. Caen Melissa K. Caen Assistant Secretary